                                                                   EXHIBIT 10.8

                           PURCHASE AND SALE AGREEMENT

         THIS PURCHASE AND SALE AGREEMENT (this "AGREEMENT"), dated as of August 5, 2002, is made by and among, on the one hand, FLEET NATIONAL BANK, a national banking association ("FLEET"), KEYBANK NATIONAL ASSOCIATION, a national banking association ("KEYBANK"), BANKNORTH, N.A., a national association ("BANKNORTH"), PNC BANK, NATIONAL ASSOCIATION, a national association ("PNC"), CITIZENS BANK OF MASSACHUSETTS, a Massachusetts chartered bank ("CITIZENS"; and together with Fleet, Keybank, PNC and Banknorth, each an "EXISTING LENDER", and individually and collectively, the "EXISTING LENDERS"), and FLEET NATIONAL BANK, a national banking association, as administrative agent for such Existing Lenders (in such capacity, "EXISTING AGENT"; Existing Agent together with Existing Lenders are collectively referred to as the "SELLER"), and on the other hand, FOOTHILL CAPITAL CORPORATION, a California corporation, which will, subject to the terms hereof, become party to the Existing Credit Agreement (as hereinafter defined) (in such capacity, "NEW LENDER") and as the new agent for the New Lender and any additional lenders that from time to time are made party to the Existing Credit Agreement as "Banks" (in such capacity, "NEW AGENT"; New Agent together with the New Lenders, are collectively referred to as the "BUYER").

                                    RECITALS

         A. Seller is party to that certain Fourth Amended and Restated Credit Agreement, dated as of May 12, 2000, with HPSC, INC., a Delaware corporation ("HPSC"), and AMERICAN COMMERCIAL FINANCE CORPORATION, a Delaware corporation ("ACFC"; ACFC together with HPSC are hereinafter referred to each as a "LOAN PARTY" and individually and collectively, jointly and severally, as the "LOAN PARTIES"), as amended by that certain First Amendment to Fourth Amended and Restated Credit Agreement dated as of December 1, 2000, as further amended by that certain Second Amendment to Fourth Amended and Restated Credit Agreement dated as of December 31, 2000, and as further amended by that certain Third Amendment to Fourth Amended and Restated Credit Agreement dated as of May 8, 2001, as further amended by that certain Fourth Amendment to Fourth Amended and Restated Credit Agreement dated as of May 6, 2002, and as further amended by that certain Fifth Amendment to Fourth Amended and Restated Credit Agreement dated as of June 5, 2002 (as so amended, restated, supplemented or otherwise modified prior to the date hereof, the "EXISTING CREDIT AGREEMENT").

         B. Seller also is party to, or the beneficiary of, certain security agreements, notes, Uniform Commercial Code financing statements, guaranties, stock pledge agreements, and certain other documents with or relating to HPSC and its Subsidiaries (such security agreements, notes, financing statements, guaranties, stock pledge agreements, and other documents, together with the Existing Credit Agreement, are referred to herein, individually and collectively, as the "EXISTING CREDIT DOCUMENTS").

         C. Pursuant to the Existing Credit Documents, certain loans and other extensions of credit have been made by Seller to, and other indebtedness to Seller has arisen with respect to, the Loan Parties (the principal amount thereof, the "LOANS").

         D. On the terms and conditions set forth below, Buyer desires to acquire for its own account from Seller, and Seller desires to transfer to Buyer, by assignment in accordance with the provisions of this Agreement, without direct or indirect recourse to Seller in regard to the Loans or the Existing Credit Documents, Seller's interest in all of the aggregate outstanding principal amount of the Loans (as of the Closing Date) and accrued and unpaid interest, fees, and costs with respect thereto and the Existing Credit Documents as provided below. Buyer shall assume as of the Closing Date all of Seller's obligations under the Existing Credit Documents.

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. DEFINITIONS; INTERPRETATION.

         (a) CERTAIN DEFINED TERMS. As used in this Agreement, the following terms shall have the following meanings:

         "AGREEMENT" has the meaning set forth in the introductory paragraph hereto.

         "ASSIGNED AMOUNT" has the meaning set forth in SECTION 2.

         "ASSIGNMENT" means the assignment by Seller, without recourse (except pursuant to the terms of this Agreement), of the Assigned Amount and the related acceptance and assumption by Buyer effected as provided in this Agreement.

         "BANKING DAY" means a day other than a Saturday or Sunday on which commercial banks are open for business in Los Angeles, California or Boston, Massachusetts.

         "BANKRUPTCY CODE" means Title 11 of the United States Code, as amended and recodified from time to time.

         "BUYER" has the meaning set forth in the introductory paragraph of this Agreement.

         "CLAIM" has the meaning set forth in Section 101 of the Bankruptcy
Code.

         "CLOSING" means the time on or after the Closing Date when the Assignment is consummated.

         "CLOSING DATE" means August 6, 2002, or such other date upon which the parties may mutually agree in writing.

         "COLLATERAL" means all property, including the Negotiable Collateral, described in the Existing Credit Documents, or any of them, as collateral or security for the Assigned Amount or any part thereof, or for any guaranty thereof or secondary obligation with respect thereto.

         "DOLLARS" and the sign "$" each means lawful money of the United States of America.

         "EXISTING AGENT" has the meaning set forth in the introductory paragraph of this Agreement.

         "EXISTING CREDIT AGREEMENT" has the meaning set forth in the Recitals to this Agreement.

         "EXISTING CREDIT DOCUMENTS" has the meaning set forth in the Recitals to this Agreement.

         "EXISTING LENDER" and "EXISTING LENDERS" have the respective meanings set forth in the Recitals to this Agreement.

         "LOANS" has the meaning set forth in the Recitals.

         "LOAN PARTY" and "LOAN PARTIES" have the respective meanings set forth in the introductory paragraph of this Agreement.

         "NEGOTIABLE COLLATERAL" means all of a Person's present letters of credit, notes, drafts, instruments, "investment property" as that term is defined in Section 9-102(a)(49) of the Massachusetts Uniform Commercial Code, documents, personal property leases (wherein such Person is the lessor), and chattel paper.

         "NEW AGENT" has the meaning set forth in the introductory paragraph of this Agreement.

         "NEW LENDERS" has the meaning set forth in the introductory paragraph of this Agreement.

         "NEW LETTERS OF CREDIT" means the letters of credit issued by Wells Fargo Bank, National Association, a national banking association, for the benefit of Fleet, in an aggregate amount of $137,500.

         "PERSON" means an individual, corporation, partnership, joint venture, trust, unincorporated organization or any other entity of whatever nature.

         "SECURITIES ACT" means the Securities Act of 1933, as amended.

         "SELLER" has the meaning set forth in the introductory paragraph of this Agreement.

         "TRANSFER DOCUMENTS" means this Agreement, Uniform Commercial Code assignment statements, and any other assignment-related documents prepared by Buyer to Buyer's and Seller's reasonable satisfaction, to be executed by Seller to the order of Buyer in order to effectuate the Assignment.

         (b) INTERPRETATION. In this Agreement, except to the extent the context otherwise requires: (i) any reference in this Agreement to a Section, a Schedule, or an Exhibit is a reference to a section hereof, a schedule hereto, or an exhibit hereto, respectively, and to a subsection hereto or a clause is, unless otherwise stated, a reference to a subsection or a clause of the Section or subsection in which the reference appears; (ii) the words "hereof," "herein," "hereto," "hereunder" and the like mean and refer to this Agreement as a whole and not merely to the specific Article, Section, subsection, paragraph, or clause in which the respective word appears; (iii) the meaning of defined terms shall be equally applicable to both the singular and plural forms of the terms defined; (iv) the term "including" is not used with limitation as to the referenced matters; and (v) the captions and headings are for convenience of reference only and shall not affect the construction of this Agreement.

SECTION 2. ASSIGNMENT AND ASSUMPTION.

         (a) ASSIGNMENT AND ASSUMPTION. Subject to and upon the terms and conditions stated in this Agreement, Seller agrees to sell, assign, and transfer to Buyer, without direct or indirect recourse or retained liability of any kind, and Buyer agrees to purchase from Seller, on the Closing Date: (i) all of Seller's right, title, and interest in the Loans in the principal amounts set forth on SCHEDULE 4 and (ii) the amount of any unpaid interest accrued thereon in the amounts set forth on SCHEDULE 4 and any accrued and unpaid fees, costs and expenses, if any, with respect to such Loans in the amounts set forth on
SCHEDULE 4 (such principal, interest, fees, costs and expenses so sold being collectively called herein the "ASSIGNED AMOUNT"); together with (iii) all of Seller's rights and remedies under the Existing Credit Documents and with respect to all Collateral for such Assigned Amounts. Buyer hereby agrees, for its own account and risk, to accept such Assignment and to assume, comply with, and perform, on and after the Closing Date, all of Seller's duties, liabilities, obligations, and responsibilities of every type or nature whatsoever and howsoever arising under or as a result of the Existing Credit Documents subject to such Assignment. As of and after the Closing Date, Buyer shall be bound as a party to the Existing Credit Documents and by the obligations of Seller thereunder to the fullest extent permitted under the applicable Existing Credit Documents.

         (b) RETAINED RIGHTS. The following rights and claims (collectively, the "RETAINED RIGHTS") shall belong to and be retained by the Seller: (i) any and all rights, interests and claims under the Existing Credit Documents, including those arising under Sections 17, 18 and 19 of the Existing Credit Agreement, which would survive satisfaction in full of all other obligations under the Existing Credit Documents, including, without limitation, those rights, interests and claims in the nature of indemnity, warranty, reimbursement or the like relating to actual out-of-pocket payments by or on behalf of the Seller prior to or after the Closing Date; and (ii) all rights with respect to letters of credit currently outstanding under the Existing Credit Documents, including, without limitation, all rights in and to letter of credit applications, reimbursement agreements and the like; provided that, the foregoing notwithstanding, this clause (b) shall not impair, reduce, limit, restrict or exclude any concurrent rights of the Buyer as transferee under the Existing Credit Agreement; provided, further, any exercise by Seller of any Retained Rights shall not be deemed an action impairing, reducing, limiting, restricting or excluding concurrent rights of the Buyer.

SECTION 3. PAYMENT OF THE PURCHASE PRICE AND DELIVERY OF THE EXISTING CREDIT DOCUMENTS, THE TRANSFER DOCUMENTS, AND THE NEGOTIABLE COLLATERAL.

         The purchase price for the Assignment hereunder shall be the Assigned Amount. Such purchase price shall be paid by Buyer to Seller in immediately available funds not later than 12:00 noon (California time) on the Closing Date. On the Closing Date, immediately upon (a) the payment of the entire purchase price by Buyer to Seller and Seller's written acknowledgement of its receipt thereof to Buyer, (b) Seller's receipt of a fully executed counterpart of this Agreement, and (c) Seller's receipt of the New Letters of Credit, Seller shall deliver to Buyer the originals (or duplicates thereof in the case of recorded/filed documents or as otherwise approved by Buyer in writing) of each of the Existing Credit Documents in Seller's possession, the Transfer Documents, and the Negotiable Collateral pledged under the Existing Credit Documents that are in Seller's possession.

SECTION 4. REPRESENTATIONS AND WARRANTIES.

         (a) MUTUAL REPRESENTATIONS AND WARRANTIES REGARDING THIS AGREEMENT. Buyer and each Person composing Seller each represents and warrants to the other that, as to itself (and not for or on behalf of others), as of the Closing Date:

                (i) it has all requisite power and authority to execute and deliver this Agreement and the other Transfer Documents and to perform its respective obligations hereunder and thereunder;

                (ii) its execution and delivery of this Agreement and the other Transfer Documents, and the performance of its respective obligations hereunder and thereunder, have been authorized by all necessary corporate action and do not violate any laws or orders by which it is bound or require any consents of third parties; and

                (iii) each of this Agreement and the other Transfer Documents constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms thereof, except as enforceability may be limited by the Bankruptcy Code, and by other applicable insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditor rights or remedies generally.

         (b) REPRESENTATIONS AND WARRANTIES OF SELLER. Each Person composing Seller represents and warrants to Buyer as to itself (and not for or on behalf of others) that, as of the Closing Date:

                (i) the Assigned Amount constitutes the total indebtedness with respect to the Loans owed by the Loan Parties to Seller as of the Closing Date;

                (ii) Seller owns the Loans, Seller's interest in the Loans and the Existing Credit Documents free and clear of liens, charges, and encumbrances, and Seller has not granted any participation in the Loans to any Person;

                (iii) Seller has not entered into any contractual subordination of the Loans under the Existing Credit Documents;

                (iv) Attached hereto as SCHEDULE 6 are copies of (A) a Security Agreement dated as of June 23, 1994, between HPSC and the Existing Agent; (B) a Security Agreement dated as of June 23, 1994, between ACFC and the Existing Agent, and (C) Omnibus Amendment No. 4 to Security Documents dated as of May 12, 2000, by and among HPSC, ACFC and the Existing Agent;

                (v) Attached hereto as SCHEDULE 2 is a copy of Stock Certificate No. 1 issued by American Commercial Finance Corporation in the name of HPSC, Inc.;

                (vi) Seller has not engaged or dealt with any broker, agent, or finder in connection with the transaction contemplated by this Agreement in such a manner as to give rise to a claim for a brokerage commission or finder's fee that could become a liability of Buyer or that could give such a broker, agent, or finder a legal basis for enjoining the consummation of the transaction contemplated by this Agreement or asserting any interest in the Loans or the Collateral; and

                (vii) Existing Lenders are the only "Banks" (as that term that is defined in the Existing Credit Agreement) that is party to, or the beneficiary of, the Existing Credit Agreement and the other Existing Credit Documents.

         (c) REPRESENTATIONS AND WARRANTIES OF BUYER. Buyer represents and warrants to Seller that, as of the Closing Date:

                (i) Buyer has conducted an independent investigation of the Loan Parties and their properties and assets, including, any securitizations and other existing indebtedness as to which the Loan Parties and/or their properties or assets are subject, and is not relying on Seller (except as to the accuracy of Seller's representations and warranties contained herein); and

                (ii) Except as provided in SECTION 5(a), Buyer is not relying on any continuing cooperation or assistance from Seller after the Closing Date with respect to the Loans;

                (iii) Buyer is a "United States person" within the meaning of Paragraph 7701(a)(30) of the Internal Revenue Code of 1986, as amended; and

                (iv) Buyer has not engaged or dealt with any broker, agent, or finder in connection with the transaction contemplated by this Agreement in such a manner as to give rise to a claim for a brokerage commission or finder's fee that could become a liability of Seller or that could give such a broker, agent, or finder a legal basis for enjoining the consummation of the transaction contemplated by this Agreement or asserting any interest in the Loans or the Collateral.

         (d) SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The foregoing representations and warranties of Seller and Buyer shall survive the execution and delivery of this Agreement and consummation of the transactions contemplated hereby for a period of one hundred and eighty (180) days. Except as expressed herein, the Loans are being sold "AS-IS" and "WITH ALL FAULTS" and there shall be no other representations, warranties, agreements, or other obligations by Seller to Buyer or by Buyer to Seller, whether express or implied besides those contained herein. Seller understands that Buyer's representations and warranties in this Agreement are exclusive, and that Buyer does not make any other representations or warranties, whether express or implied in this integrated Agreement. Buyer understands that Seller's representations and warranties in this Agreement are exclusive, and that Seller does not make any other representations or warranties, whether expressed or implied in this integrated Agreement.

SECTION 5. COVENANTS.

         (a) COOPERATION AND REASONABLE EFFORTS. Each of Seller and Buyer hereby agrees (i) to use its respective reasonable efforts and to cooperate with the other to obtain or effect any necessary or desirable consents, approvals, and notices in connection with the assignment of the Assigned Amount and the Collateral from Seller to Buyer, and (ii) to execute and deliver all such further agreements, assignments, instruments, notices, certificates, documents and assurances and to perform such acts, as shall be reasonably required to effectuate the purposes of this Agreement; PROVIDED THAT any action by Seller shall be, as between Seller and Buyer, at the expense of Buyer, and Seller shall not be required to incur any liability or to subject itself to any recourse as a result of performing this SECTION 5(a). Without limiting the generality of the foregoing, and subject to the terms hereof, as of the Closing, Seller authorizes Buyer to file assignments of any and all UCC financing statement filed by Seller prior to the date hereof with respect to a Loan Party.

         (b) PAYMENTS RECEIVED BY SELLER AND BUYER. If any amount of principal, interest, fees or other amount in respect of the Assigned Amount is received or recovered by Seller, and such amount is due and/or payable to Buyer pursuant to the terms of this Agreement, Seller shall promptly make payment of such amount to Buyer after receipt thereof. If any amount of principal, interest, fees or other amount in respect of the Assigned Amount is received or recovered by Buyer, and such amount is due and/or payable to Seller pursuant to the terms of this Agreement, Buyer shall promptly make payment of such amount to Seller after receipt thereof. In addition, nothing herein shall require Seller or Buyer to make any payment on a day which is not a Banking Day or after the time on any Banking Day after which it is not reasonably possible to wire transfer funds to Buyer's or Seller's bank in the ordinary course. Seller and Buyer shall cooperate with each other to minimize any delay in payment of any amount payable to either Buyer or Seller under this Agreement.

         (c) BUYER NOT TO ACT IN SELLER'S NAME. Buyer shall not institute or take any action (including any judicial action or proceeding) in the name of Seller or any subsidiary or affiliate of Seller, PROVIDED THAT Buyer shall advise the Loan Parties and any other parties to the Existing Credit Documents whose notification is required pursuant to the terms of the Existing Credit Documents, and may advise any other third parties, of the assignment of the Loans and Existing Credit Documents and that Buyer is the assignee of Seller with respect thereto and shall also specify Buyer's notice/contact information in accordance with the Existing Credit Documents. From and after the Closing Date, Buyer shall not mislead any Loan Party as to Buyer's identity and shall promptly disclose in writing to each Loan Party that Buyer has become the owner of the Loans and the assignee of the Existing Credit Documents.

SECTION 6. ACKNOWLEDGMENTS OF BUYER; NON-RELIANCE.

         (a) Buyer acknowledges and confirms to Seller that Buyer has itself been, and will continue to be, independently and without reliance on Seller, based on such documents and information as it has deemed appropriate (including financial information with respect to each Loan Party), solely responsible for making its own independent appraisal of and investigations into each Loan Party and its respective Subsidiaries and its own credit analysis and decision to enter into the Transfer Documents and to consummate the Assignment. Buyer also acknowledges and agrees, except as set forth in SECTION 4, that (x) Seller has made no representation or warranty to Buyer with respect to, and Buyer has not relied upon and will not hereafter rely upon Seller regarding (among other things and without implying any other representations or warranties), and (y) apart from any liability of Seller to Buyer for any breach of any provision of this Agreement or as otherwise expressly provided herein, Seller shall not directly or indirectly have, suffer or incur any liability whatsoever to Buyer or any of its respective successors or assigns on account of, or as a consequence of: (i) the execution, legality, validity, enforceability, genuineness, sufficiency, value, or collectability of the Assigned Amount, or the Existing Credit Documents or the value, perfection, validity, or enforceability of, or priority of liens with respect to, any Collateral, including any inability or failure for any reason whatsoever to be able to enforce any Existing Credit Document or other obligation or Collateral acquired by Buyer from Seller, including on account of any defense or offset and whether or not related to any acts or omissions of Seller before the Closing Date; (ii) any loss, impairment, or other adverse effect with respect to the Assigned Amount or any other obligation owing in connection with any of the Existing Credit Documents or the Loans or any Collateral, whether or not related to any acts or omissions of Seller or any other Person at any time before the Closing Date, including as a result of any offset or defense of any kind whatsoever, whether or not resulting from any conduct of Seller, from the operation of any provision of the Bankruptcy Code, or otherwise; (iii) the creditworthiness, financial condition, other condition, affairs, status, or nature of each Loan Party, its Subsidiaries, or any other Person; or (iv) any representations, warranties, or statements made in, or in connection with, the Existing Credit Documents by any Person (other than any representation, warranty, or statement made by Seller in this Agreement), or any information provided by Seller (other than as expressly provided in this Agreement or any schedule hereto), any Loan Party, its Subsidiaries, or any other Person under or in connection with any Existing Credit Document or the transactions therein contemplated.

         (b) CERTAIN CIRCUMSTANCES. Without limiting the generality of subsection (a), Buyer acknowledges that certain defaults may exist with respect to some or all of the Existing Credit Documents.

SECTION 7. PAYMENTS.

         All payments hereunder shall be made on a Banking Day, without setoff, deduction, or counterclaim, and in Dollars and immediately available funds, to the accounts designated by each party on SCHEDULE 4 or to such other account as either party may designate by written notice to the other party.

SECTION 8. NOTICES.

         All notices and other communications provided for hereunder or under the other Transfer Documents shall, unless otherwise stated herein, be in writing (including by facsimile) and shall be mailed, sent or delivered at or to the address or facsimile number of the respective party or parties set forth on
SCHEDULE 5, or at or to such other address or facsimile number as such party or parties shall have designated in a written notice to the other party or parties. All such notices and communications shall be effective (i) if delivered by hand, upon delivery; and (ii) if sent by mail or facsimile, upon receipt.

SECTION 9. NO WAIVER; CUMULATIVE REMEDIES.

         No failure on the part of Seller or Buyer to exercise, and no delay in exercising, any right, remedy, power, or privilege hereunder or under any other Transfer Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power, or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power, or privilege. The rights and remedies under this Agreement and the other Transfer Documents are cumulative and not exclusive of any rights, remedies, powers, and privileges that may otherwise be available to Seller or Buyer.

SECTION 10. COSTS AND EXPENSES.

         Seller and Buyer shall each absorb its own costs and expenses (including fees and disbursements of counsel) in connection with the negotiation, preparation, and execution of this Agreement and the other Transfer Documents. In the event of any legal action to enforce or construe any provision of this Agreement, the nonprevailing party or parties thereto shall pay to the prevailing party the reasonable costs and expenses (including court costs and attorneys' fees) actually incurred by such prevailing party therein. Nothing herein is intended to limit the rights of Seller or Buyer to recover such costs and expenses from any Loan Party.

SECTION 11. NO THIRD PARTY BENEFICIARIES.

         The representations and warranties of Seller and Buyer in this Agreement and the other Transfer Documents are made only by Seller to Buyer personally and by Buyer to Seller personally and are not assignable by Buyer or by Seller, and are not subject to enforcement by any other Person. This Agreement and the other Transfer Documents are entered into for the sole protection and benefit of the parties hereto and their respective successors and assigns, and no other Person shall be a direct or indirect beneficiary of, or shall have any direct or indirect cause of action or claim in connection with, this Agreement and the other Transfer Documents.

SECTION 12. GOVERNING LAW.

         THIS AGREEMENT AND THE OTHER TRANSFER DOCUMENTS SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 13. ENTIRE AGREEMENT; AMENDMENT.

         (a) ENTIRE AGREEMENT. This Agreement and the other Transfer Documents constitute the entire agreement of Seller and Buyer with respect to the matters set forth herein and supersede and any and all prior drafts, agreements, commitments, discussions and understandings, oral or written, with respect hereto or to any other Transfer Document.

         (b) AMENDMENTS. This Agreement may not be modified, amended or otherwise altered except by a writing signed by Seller and Buyer.

SECTION 14. SEVERABILITY.

         Whenever possible, each provision of this Agreement and the other Transfer Documents shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Agreement or any such other Transfer Document shall be prohibited by or invalid under any such law or regulation in any jurisdiction, such provision shall, as to such jurisdiction, be deemed modified to the minimum extent necessary in order to conform to the requirements of such law or regulation, or, if for any reason such provision is not deemed so modified, shall be ineffective and invalid only to the extent of such prohibition or invalidity, without affecting the remaining provisions of this Agreement and the other Transfer Documents or the validity or effectiveness of such provision in any other jurisdiction.

SECTION 15. SCHEDULES AND EXHIBITS.

         All schedules and exhibits to this Agreement shall be deemed to be an integral part hereof.

SECTION 16. JURY TRIAL WAIVER.

         EACH OF SELLER AND BUYER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH OF SELLER AND BUYER REPRESENTS THAT IT HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

SECTION 17. RESIGNATION AND TERMINATION OF AGENCY.

         In furtherance of the Assignment set forth in Section 2, and in accordance with and pursuant to Section 16.9 of the Existing Credit Agreement, Existing Agent hereby confirms that as of the Closing, it resigns as "Agent" under the Existing Credit Agreement and relinquishes all of its rights, powers, privileges and duties as "Agent" thereunder; PROVIDED, HOWEVER, that each Existing Lender hereby waives the notice of resignation required under Section
16.9 of the Existing Credit Agreement and any other provision set forth in any Existing

Credit Document which would otherwise qualify or restrict the assignment and resignation of the Existing Agent as "Agent" set forth in this Agreement; and PROVIDED, FURTHER, that the provisions of the Existing Credit Agreement shall inure to the benefit of the Existing Agent as to any actions taken or omitted to be taken by it while it was "Agent" under the Existing Credit Agreement. The parties hereto acknowledge that after the Closing the Existing Agent shall have not continuing obligations or duties in connection with its activities as "Agent."

SECTION 18. COUNTERPARTS.

         This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

                            [Signature page follows.]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                    FLEET NATIONAL BANK,
                                    a national banking association,
                                    as Existing Agent and as an Existing Lender

                                    By /s/ Elisabet C. Hayes
                                       ---------------------------------------

                                    Name     Elisabet C. Hayes
                                         -------------------------------------

                                    Title    Banking Officer
                                         -------------------------------------

                                     KEYBANK NATIONAL ASSOCIATION,
                                     a national banking association,
                                     as an Existing Lender

                                     By /s/ Mitchell B. Feldman
                                       ----------------------------------------

                                     Name        Mitchell B. Feldman
                                          -------------------------------------

                                     Title      Senior Vice President
                                         -------------------------------------

                                     BANKNORTH, N.A.
                                     a national association,
                                     as an Existing Lender

                                     By /s/ Jeff Westling
                                       ----------------------------------------
                                     Name       Jeff Westling
                                         --------------------------------------
                                     Title     Senior Vice President
                                          -------------------------------------

                                      PNC BANK, NATIONAL ASSOCIATION
                                      a national association,
                                      as an Existing Lender

                                      By /s/ Edward Chonko
                                        ---------------------------------------
                                      Name     Edward Chonko
                                          -------------------------------------
                                      Title     Assistant Vice President
                                           ------------------------------------

                                      CITIZENS BANK OF MASSACHUSETTS,
                                      as an Existing Lender

                                      By /s/ David Farwell
                                        ---------------------------------------
                                      Name      David Farwell
                                          -------------------------------------
                                      Title    Vice President
                                           ------------------------------------

                                      FOOTHILL CAPITAL CORPORATION,
                                      a California corporation
                                      as Buyer

                                      By   /s/ Andrea L. Petro
                                        ---------------------------------------
                                      Name     Andrea L. Petro
                                          -------------------------------------
                                      Title    Senior Vice President
                                           ------------------------------------

                         ACKNOWLEDGEMENT OF LOAN PARTIES

         Each of HPSC, INC., a Delaware corporation ("HPSC"), and AMERICAN COMMERCIAL FINANCE CORPORATION, a Delaware corporation ("ACFC"; ACFC together with HPSC are hereinafter referred to each as a "LOAN PARTY", and individually and collectively, jointly and severally, as the "LOAN PARTIES"), hereby acknowledges and agrees that: (i) it has received a copy of, reviewed, and is familiar with the contents of, the foregoing Purchase and Sale Agreement, dated as of August 2, 2002 (the "PURCHASE AND SALE AGREEMENT"), by and among, on the one hand, the banks identified as existing lenders on the signature pages hereto (individually and collectively, jointly and severally, the "EXISTING LENDERS"), and FLEET NATIONAL BANK, a national banking association ("FLEET"), KEYBANK NATIONAL ASSOCIATION, a national banking association ("KEYBANK"), BANKNORTH, N.A., a national association ("BANKNORTH"), PNC BANK, NATIONAL ASSOCIATION, a national association ("PNC"), CITIZENS BANK OF MASSACHUSETTS, a Massachusetts chartered bank ("CITIZENS"; and together with Fleet, Keybank, PNC and Banknorth, each an "EXISTING LENDER", and individually and collectively, jointly and severally, the "EXISTING LENDERS"), and FLEET NATIONAL BANK, a national banking association, as administrative agent for such Existing Lenders (in such capacity, "EXISTING AGENT"; Existing Agent together with Existing Lenders are collectively referred to as the "SELLER"), and on the other hand, FOOTHILL CAPITAL CORPORATION, a California corporation, which will, subject to the terms hereof, become party to the Existing Credit Agreement (as hereinafter defined) (in such capacity, "NEW LENDER") and as the new agent for the New Lender and any additional lenders that from time to time are made party to the Existing Credit Agreement as "Banks" (in such capacity, "NEW AGENT"; New Agent together with New Lender, are collectively referred to as the "BUYER"); (ii) all terms used herein have the meaning ascribed thereto in the Purchase and Sale Agreement unless otherwise defined herein; (iii) the purchase of the Assigned Amount by Buyer from Seller has occurred as of the Closing Date; (iv) SCHEDULE 1 of the Purchase and Sale Agreement accurately and correctly describes all of the Existing Credit Documents and does not omit any material documents or agreements that should be listed thereon, nor does it fail to include any amendments or modifications relating thereto (other than those being entered into between the undersigned and Buyer following the purchase by Buyer of the Loans); (v) attached as
SCHEDULE 2 to the Purchase and Sale Agreement is a true and complete copy of each stock certificate that was delivered to Existing Administrative Agent in connection with the Existing Credit Agreement, (vi) SCHEDULE 3 of the Purchase and Sale Agreement accurately and correctly describes substantially all of the Negotiable Collateral pledged by any Loan Party to Seller as Collateral, in connection with the Existing Credit Documents, and does not omit any material instruments or other documents that should be listed thereon, nor does it fail to include any amendments or modifications relating thereto (other than those being entered into between the undersigned and Buyer following the purchase by Buyer of the Loans); and (vii) the Assigned Amount represents the correct amount of Obligations (as defined in the Existing Credit Agreement), other than any Obligations constituting contingent reimbursement obligations on account of the Letters of Credit (as such term is defined in the Existing Credit Agreement) owed by the Loan Parties as of the Closing Date, and no Loan Party has any defenses, offsets, counterclaims, or deductions with respect to the Assigned Amount, or, if any such items may have existed, they are hereby waived for the benefit of Buyer and Seller. Each Loan Party further ratifies and reaffirms each of its obligations to Seller described in Section 2(b) of the Purchase and Sale Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this acknowledgment as of the date of the Purchase and Sale Agreement.

                                   HPSC, INC.,
                                   a Delaware corporation

                                   By: /s/ John W. Everets
                                      ----------------------------------------
                                   Name:    John W. Everets
                                   Title: Chairman and Chief Executive Officer

                                   AMERICAN COMMERCIAL FINANCE CORPORATION, a Delaware corporation

                                   By: /s/ John W. Everets
                                       ----------------------------------------
                                       Name: John W. Everets
                                       Title: Executive Vice President

                                   SCHEDULE 1

                         TO PURCHASE AND SALE AGREEMENT

                                 LOAN DOCUMENTS

                                   SCHEDULE 1
                         TO PURCHASE AND SALE AGREEMENT
                                 LOAN DOCUMENTS

 1. Fourth Amended and Restated Credit Agreement dated May 12, 2002 among HPSC, Inc. and Fleet National Bank individually and as Agent, and the Banks named therein.

 2. First Amendment dated as of December 1, 2000 to Fourth Amended and Restated Credit Agreement dated May 12, 2002 among HPSC, Inc. and Fleet National Bank individually and as Agent, and the Banks named therein.

 3. Second Amendment dated as of December 31, 2000 to Fourth Amended and Restated Credit Agreement dated May 12, 2002 among HPSC, Inc. and Fleet National Bank individually and as Agent, and the Banks named therein.

 4. Third Amendment dated as of May 8, 2001 to Fourth Amended and Restated Credit Agreement dated May 12, 2002 among HPSC, Inc. and Fleet National Bank individually and as Agent, and the Banks named therein.

 5. Fourth Amendment dated as of May 6, 2002 to Fourth Amended and Restated Credit Agreement dated May 12, 2002 among HPSC, Inc. and Fleet National Bank individually and as Agent, and the Banks named therein.

 6. Fifth Amendment dated as of June 5, 2002 to Fourth Amended and Restated Credit Agreement dated May 12, 2002 among HPSC, Inc. and Fleet National Bank individually and as Agent, and the Banks named therein.

 7. Security Agreement dated as of June 23, 1994 between American Commercial Finance Corporation and The First National Bank of Boston, as Agent

 8. Security Agreement dated as of June 23, 1994 between HPSC, Inc. and The First National Bank of Boston, as Agent

 9. Guaranty dated as of June 23, 1994 between American Commercial Finance Corporation and The First National Bank of Boston, as Agent

 10. Stock Pledge Agreement dated as of June 23, 1994 between HPSC, Inc. and The First National Bank of Boston

 11. Omnibus Amendment No. 4 to Security Documents dated as of May 12, 2000 by and among HPSC, Inc. American Commercial Finance Corporation and Fleet National Bank.

 12. UCC financing statements listed on Schedule P-1 of the Fifth Amended and Restated Loan and Security Agreement by and among HPSC, Inc., the Lenders that are signatories thereto and Foothill Capital dated August 5, 2002.

 13. Subsequent Transfer Agreement, dated as of March 20, 2001, by and among HPSC, Inc. and American Commercial Finance Corporation as Originators, HPSC Bravo Funding Corp. as Transferor and HPSC Equipment Receivables 2000-1 LLC I and HPSC Equipment Receivables 2001-1 LLC II as Issuers.

 14. Confirmation Grant of Security Interest, dated as of March __, 2001, by HPSC, Inc. to Fleet National Bank pursuant to the Fourth Amended and Restated Credit Agreement dated May 12, 2002, as amended, modified or supplemented and in effect from time to time.

                                   SCHEDULE 2

                         TO PURCHASE AND SALE AGREEMENT

                                STOCK CERTIFICATE

Certificate No. 1 of ACFC, representing one share of common stock of ACFC.

                                   SCHEDULE 3

                         TO PURCHASE AND SALE AGREEMENT

                              NEGOTIABLE COLLATERAL

======================================================================================================================
          INSTRUMENT
                                            DATE                           MAKER                   PRINCIPAL AMOUNT
======================================================================================================================
Term Promissory Note             July 30, 1998               Virginia Commonwealth Textiles,               $1,100,000
                                                             L.L.C.
----------------------------------------------------------------------------------------------------------------------

Revolving Promissory Note        July 30, 1998               Virginia Commonwealth Textiles,                1,800,000
                                                             L.L.C.
----------------------------------------------------------------------------------------------------------------------

Demand Promissory Note           December 9, 1997            Whitcomb Leasing Co., Inc.                       400,000
----------------------------------------------------------------------------------------------------------------------

Revolving Promissory Note        December 9, 1997            Thomas Taylor & Sons, Inc.                       650,000
----------------------------------------------------------------------------------------------------------------------

Demand Promissory Note           September 11, 1997          NICON Filter Corporation                         400,000
----------------------------------------------------------------------------------------------------------------------

Revolving Promissory Note        September 11, 1997          NICON Filter Corporation                         700,000
----------------------------------------------------------------------------------------------------------------------

Revolving Promissory Note        May 28, 1997                The A. D. Tripp Company                        1,750,000
----------------------------------------------------------------------------------------------------------------------

Revolving Promissory Note        November 7, 1996            Automatic Plating of Bridgeport,                 500,000
                                                             Inc.
----------------------------------------------------------------------------------------------------------------------

Demand Promissory Note           August 6, 1998              Tastex Corporation                               250,000
----------------------------------------------------------------------------------------------------------------------

Revolving Promissory Note        July 30, 1998               Sherman Lumber Company                         1,500,000
----------------------------------------------------------------------------------------------------------------------

Additional Loan Promissory Note  October 15, 1998            Virginia Commonwealth Textiles,                  250,000
                                                             L.L.C.
----------------------------------------------------------------------------------------------------------------------

Additional Loan Promissory Note  October 15, 1998            Virginia Commonwealth Textiles,                  250,000
                                                             L.L.C.
----------------------------------------------------------------------------------------------------------------------

Demand Promissory Note           January 15, 1999            Progressive Plating Technology,                  235,000
                                                             Inc.
----------------------------------------------------------------------------------------------------------------------

Revolving Promissory Note        March 26, 1999              Teachers Square, Inc.                          6,000,000
----------------------------------------------------------------------------------------------------------------------

Revolving Promissory Note        September 2, 1999           Equipment Service, Inc.                        1,800,000
----------------------------------------------------------------------------------------------------------------------

Promissory Note                  September 2, 1999           Equipment Service, Inc.                          600,000
----------------------------------------------------------------------------------------------------------------------


======================================================================================================================
          INSTRUMENT
                                            DATE                           MAKER                   PRINCIPAL AMOUNT
======================================================================================================================

Promissory Note                  September 2, 1999           Equipment Service, Inc.                          200,000
----------------------------------------------------------------------------------------------------------------------

Additional Advance Promissory    March 31, 2000              Teachers Square, Inc.                            750,000
Note
----------------------------------------------------------------------------------------------------------------------

Revolving Promissory Note        October 13, 1999            Accent Lamp and Shade Company,                 1,400,000
                                                             Inc.
----------------------------------------------------------------------------------------------------------------------

                                                                                         TOTAL:        $20,535,000.00
----------------------------------------------------------------------------------------------------------------------

                                   SCHEDULE 4

                         TO PURCHASE AND SALE AGREEMENT

                            OUTSTANDING LOAN BALANCE

         Outstanding Loan balance as of August 6, 2002: $50,364,154.41, which is comprised of the following:

         1.       Principal of $50,000,000.

         2.       Interest of $341,376.71 through August 6, 2002.

         3.       Fees, costs and expenses of $22,601.47.

                              PAYMENT INSTRUCTIONS

SELLER

Fleet National Bank
ABA #: 011-000-138
Account #: 1510352-41515
Attn: Agency Services Boston
Account Name:  Commercial Loan Suspense
Ref: HPSC, Inc.

BUYER

JPMorgan Chase Bank
4 New York Plaza
15th Floor
New York, New York 10004
ABA  #021000021
Credit: Foothill Capital Corporation
Account number 323-266193
Ref: HPSC, Inc.

                                   SCHEDULE 5
                         TO PURCHASE AND SALE AGREEMENT

                                NOTICE ADDRESSES

                  IF TO BUYER:      FOOTHILL CAPITAL CORPORATION
                                    13727 Noel Road
                                    Suite 1020
                                    Dallas, Texas 75240
                                    Attn: Loan Portfolio Manager
                                    Fax No. 972.387.4375

                  WITH COPIES TO:   BROBECK, PHLEGER & HARRISON LLP
                                    550 S. Hope Street
                                    Los Angeles, California 90071
                                    Attn:  John Francis Hilson, Esq.
                                    Fax No. (213) 239-1324


                  IF TO SELLER:

FLEET NATIONAL BANK                                     BANK NORTH FINANCIAL GROUP
Mail Stop: MA DE 10006A                                 7 New England Executive Park
100 Federal Street                                      Suite 700
Boston, MA 02110                                        Burlington, MA 01803
Attn: Elisabet C. Hayes                                 Attn: Jon Sundstrom
Phone: 617-434-5256                                     PHFG Corporate Banking
Fax: 617-434-4775                                       Phone: 781-229-3901
E-Mail: elisabet_c_hayes@fleet.com                      Fax: 781-229-5663
                                                        E-Mail: JSundstrom@banknorth.com

FLEET NATIONAL BANK                                     CITIZENS BANK
Mail Stop: MA DE 10006A                                 28 State Street
100 Federal Street                                      Boston, MA 02109
Boston, MA 02110                                        Attn: David Farwell
Attn: C. Christopher Smith                              Phone: 617-725-5692
Phone: 617-434-5633                                     Fax: 617-725-5693
Fax: 617-434-4775                                       E-Mail: David.Farwell@CitizensBank.com
E-Mail: c_christopher_smith@fleet.com

FLEET NATIONAL BANK                                     PNC BUSINESS CREDIT
1 Federal Street                                        70 East 55th Street
MA DE 10307C                                            14th Floor
Boston, MA 02211                                        New York, NY 10022
Attn: Janet Lund                                        Attn: Edward Chonko
Phone: 617-346-4532                                     Phone: 646-497-0272
Fax: 617-346-4682 or 5833                               Fax: 646-497-0324
E-Mail: Janet_L_Lund@Fleet.com                          E-Mail: edward.chonko@pncbusinesscredit.com

KEYBANK NATIONAL ASSOCIATION                            EDWARDS & ANGEL
176 Federal Street, 3rd Floor                           100 Federal Street
Boston, MA  02110                                       Boston, MA 02110
Attn: Mitchell B. Feldman                               Attn: mark Fogel
Phone: 617-748-5004                                     Phone: 617-951-2201
Fax: 617-748-5017                                       E-Mail: Mfogel@ealaw.com
E-Mail: mitchell_b_feldman@keybank.com